Exhibit 32

                                  CERTIFICATION

I, Matthew Harriton, Chief Executive Officer of Nesco Industries, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 USC Section 1350, that:

     1. The Company's Quarterly Report on Form 10-QSB for the period ended July 31, 2005 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                              By:  /s/ Matthew Harriton
                                  ---------------------------
                                   Matthew Harriton
                                   Chief Executive Officer

Dated: November 23, 2005



I, Karen Nazzareno, Chief Financial Officer of Nesco Industries, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 USC Section 1350, that:

     1. The Company's Quarterly Report on Form 10-QSB for the period ended July 31, 2005 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                              By:   /s/ Karen Nazzareno
                                    -------------------------
                                    Karen Nazzareno
                                    Chief Financial Officer

Dated: November 23, 2005